BBH TRUST

BBH SELECT SERIES - LARGE CAP FUND

Class I Shares (BBLIX)

Retail Class Shares (BBLRX)

SUPPLEMENT DATED JULY 8, 2022 TO THE

PROSPECTUS

DATED MARCH 1, 2022

The following information supplements certain information in the Prospectus.

Effective immediately, the last paragraph of the “Investment Strategy” section on p. 14 of the Prospectus is deleted and replaced with the following:

The Investment Adviser has a disciplined investment process for selecting and monitoring investments. The Investment Adviser believes that the consistent application of its investment criteria enhances objectivity and reduces the likelihood of investment mistakes. The Investment Adviser has a team of experienced securities analysts who follow specific industry sectors and work collaboratively with each other to identify, analyze and monitor portfolio companies. The analysts closely study industry structure and competitive trends, communicating regularly with knowledgeable industry participants and company management teams to assess whether companies meet the Investment Adviser’s fundamental criteria. Embedded within the Investment Adviser’s overall investment approach is the consideration of Environmental, Social and Governance (“ESG”) criteria, as one of several factors, there the Investment Adviser may deem to be material to a company or industry. The Investment Adviser defines ESG as a set of environmental, social and governance factors that are considered when evaluating a company to inform their view on the long term sustainability and durability of a company. A less favorable ESG profile may not preclude the Fund from investing in a company, as the consideration of ESG factors is not more influential than the consideration of other investment criteria. They also explicitly identify key business risks and variables outside of management’s control. The Investment Adviser’s time horizon when purchasing a company is typically three to five years but is not subject to any minimum or maximum period. The Fund primarily bases its estimates of intrinsic value on analyses of free cash flow and return on invested capital. Investments may be sold if they appreciate to levels at or near the higher end of the Investment Adviser’s estimated ranges of intrinsic value. While public equities do not offer guarantees of principal value, the Investment Adviser has designed its investment criteria and processes to reduce the likelihood of a permanent capital loss for each investment.

Effective immediately, the following unaudited financial highlights for the period ended April 30, 2022 are added following p. 37 of the Prospectus:

Selected per share data and ratios for a Class I share outstanding throughout each period.

	For the six months ended April 30, 2022 (unaudited)			For the period from September 9, 2019 (commencement of operations) to October 31, 2019
		For the years ended October 31,
		2021	2020
Net asset value, beginning of period	$14.12	$10.30	$10.12	$10.00
Income from investment operations:
Net investment income[1]	0.02	0.04	0.03	0.01
Net realized and unrealized gain (loss)	(1.41)	3.82 [2]	0.15	0.11
Total income (loss) from investment operations	(1.39)	3.86 [2]	0.18	0.12
Less dividends and distributions:
From investment income	(0.04)	(0.04)[2]	(0.00)[3]	—
From net realized gains	(0.43)	—	—	—
Total dividends and distributions	(0.47)	(0.04)[2]	(0.00)[3]	—
Short-term redemption fees[1]	—	0.00 [3]	0.00 [3]	—
Net asset value, end of period	$12.26	$14.12	$10.30	$10.12
Total return[4]	(10.30)%[5]	37.56%	1.82%	1.20%[5]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$407	$467	$387	$397
Ratio of expenses to average net assets before reductions	0.70%[6]	0.70%	0.74%	0.75%[7]
Fee waiver	—%[8]	—%[8]	—%[8]	(0.01)%[7,8]
Ratio of expenses to average net assets after reductions	0.70%[6]	0.70%	0.74%	0.74%[7]
Ratio of net investment income to average net assets	0.27%[6]	0.29%	0.34%	0.52%[7]
Portfolio turnover rate	15%[5]	18%	38%	0%[5]

____________

1	Calculated using average shares outstanding for the period.
2

Amounts previously presented incorrectly have been revised to reflect the proper per share amounts. The amounts have been revised from previously reported $3.74, $3.78, $0.04 and $0.04 per share for Net realized and unrealized gain (loss), Total income (loss) from investment operations, From investment income and Total dividends and distributions, respectively.

3	Less than $0.01.
4	Assumes the reinvestment of distributions.
5	Not annualized.
6	Annualized.
7	Annualized with the exception of audit fees, legal fees and registration fees.
8

The ratio of expenses to average net assets for the six months ended April 30, 2022, the years ended October 31, 2021, 2020 and the period ended October 31, 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class of 0.80%. The Agreement is effective through March 1, 2023 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the six months ended April 30, 2022, the years ended October 31, 2021, 2020 and the period from September 9, 2019 to October 31, 2019 the waived fees were $0, $0, $0 and $27,976, respectively.

Selected per share data and ratios for a Retail Class share outstanding throughout each period.

	For the six months ended April 30, 2022 (unaudited)			For the period from September 9, 2019 (commencement of operations) to October 31, 2019
		For the years ended October 31,
		2021	2020
Net asset value, beginning of period	$13.99	$10.24	$10.09	$10.00
Income from investment operations:
Net investment income (loss)[1]	(0.01)	(0.01)	0.00 [2]	0.01
Net realized and unrealized gain (loss)	(1.40)	3.80 [3]	0.15	0.08
Total income (loss) from investment operations	(1.41)	3.79 [3]	0.15	0.09
Less dividends and distributions:
From investment income	—	(0.04)[3]	—	—
From net realized gains	(0.43)	—	—	—
Total dividends and distributions	(0.43)	(0.04)[3]	—	—
Short-term redemption fees[1]	0.00 [2]	—	—	0.00 [2]
Net asset value, end of period	$12.15	$13.99	$10.24	$10.09
Total return[4]	(10.48)%[5]	37.10%	1.49%	0.90%[5]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$1	$2	$2	$2
Ratio of expenses to average net assets before reductions	2.67%[6]	2.68%	3.48%	5.79%[7]
Fee waiver	(1.62)%[6,8]	(1.63)%[8]	(2.43)%[8]	(4.74)%[7,8]
Ratio of expenses to average net assets after reductions	1.05%[6]	1.05%	1.05%	1.05%[7]
Ratio of net investment income to average net assets	(0.09)%[6]	(0.06)%	0.03%	0.46%[7]
Portfolio turnover rate	15%[5]	18%	38%	0%[5]

____________

1	Calculated using average shares outstanding for the period.
2	Less than $0.01.
3

Amounts previously presented incorrectly have been revised to reflect the proper per share amounts. The amounts have been revised from previously reported $3.72, $3.71, $0.04 and $0.04 per share for Net realized and unrealized gain (loss), Total income (loss) from investment operations, From investment income and Total dividends and distributions, respectively.

4	Assumes the reinvestment of distributions.
5	Not annualized.
6	Annualized.
7	Annualized with the exception of audit fees, legal fees and registration fees.
8

The ratio of expenses to average net assets for the six months ended April 30, 2022, the years ended October 31, 2021, 2020 and the period ended October 31, 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.05%. The Agreement is effective through March 1, 2023 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the six months ended April 30, 2022, the years ended October 31, 2021, 2020 and the period from September 9, 2019 to October 31, 2019 the waived fees were $14,238, $27,841, $47,750 and $8,357, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.